                          THE STRONG ADVANTAGE FUND II

                       ANNUAL REPORT - DECEMBER 31, 1995





                                                    TABLE OF CONTENTS

                 FINANCIAL INFORMATION
                          Schedule of Investments in Securities................2
                          Statement of Operations..............................3
                          Statement of Assets and Liabilities..................3
                          Statement of Changes in Net Assets...................4
                          Notes to Financial Statements........................5
                 FINANCIAL HIGHLIGHTS..........................................7
                 REPORT OF INDEPENDENT ACCOUNTANTS.............................7

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1995
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL    VALUE
                                                      AMOUNT     (NOTE 2)
-------------------------------------------------------------------------
CORPORATE BONDS 43.6%

American Reinsurance Corporation Senior
  Subordinated Debentures, 10.875%,
  Due 9/15/04                                        $ 20,000   $ 22,431

American Standard, Inc. Senior Debentures,
  11.375%, Due 5/15/04                                 20,000     22,300

Cablevision Industries Corporation Senior Notes,
  10.75%, Due 1/30/02                                  20,000     21,900

Caesars World, Inc. Senior Subordinated Debentures,
  8.875%, Due 8/15/02                                  20,000     21,350

Citicorp Floating Rate Notes, 6.50%, Due 5/01/04       20,000     20,213

Citicorp Subordinated Floating Rate Notes, 5.85%,
  Due 10/25/05                                         20,000     19,650

Hook-SupeRx, Inc. Senior Notes, 10.125%,
  Due 6/01/02                                          20,000     21,906

MGM Grand Hotel Finance Corporation First
  Mortgage Notes, 12.00%, Due 5/01/02                  20,000     21,925

Magma Copper Company Senior Subordinated
  Notes, 12.00%, Due 12/15/01                          20,000     22,275

NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 5.8125%, Due 12/18/05                         25,000     24,699
                                                                --------
TOTAL CORPORATE BONDS (COST $218,060)                            218,649

NON-AGENCY MORTGAGE AND ASSET-BACKED
  SECURITIES 9.7%

Morgan Stanley Capital I, Inc. Collateralized
  Mortgage Obligation, Series 86-C, Class C-4,
  9.00%, Due 5/01/16                                   23,234     24,005

Suncoast Collateralized Mortgage Obligation
  Trust III, Class C, 8.75%, Due 2/27/18               24,317     24,586
                                                                --------
TOTAL NON-AGENCY MORTGAGE AND
  ASSET-BACKED SECURITIES (COST $48,316)                          48,591

UNITED STATES GOVERNMENT AND
  AGENCY ISSUES 20.0%
United States Treasury Notes, 5.25%,
  Due 12/31/97 (Cost $99,938)                         100,000    100,188

CASH EQUIVALENTS (a) 44.4%
COMMERCIAL PAPER 1.9%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial, 5.49%                        2,700      2,700
Southwestern Bell Telephone Company, 5.72%              2,700      2,700
Wisconsin Electric Power Company, 5.53%                 4,300      4,300
                                                                --------
                                                                   9,700

CORPORATE OBLIGATION 4.1%
USG Corporation Senior Notes, 8.00%,
  Due 12/15/96                                         20,000     20,375

UNITED STATES GOVERNMENT ISSUES 38.4%
United States Treasury Bills, Due 3/28/96             195,000    192,694
                                                                --------
Total Cash Equivalents (Cost $222,624)                           222,769
                                                                --------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $588,938) 117.7%                                         590,197
Other Assets and Liabilities (17.7%)                             (88,938)
                                                                --------
Net Assets 100.0%                                               $501,259
                                                                ========

-------------------------------------------------------------
                                               Percentage of
INDUSTRY DIVERSIFICATION                         Net Assets
-------------------------------------------------------------
U. S. Government                                     58.4%
Non-Agency Single Family                              9.7
Leisure Service                                       8.6
Bank - Money Center                                   8.0
Bank - Super Regional                                 4.9
Insurance - Property & Casualty                       4.5
Diversified Operations                                4.4
Metals & Mining                                       4.4
Retail - Drug Store                                   4.4
Media - Radio/TV                                      4.4
Housing Related                                       4.1
Electric Power                                        0.9
Finance - Miscellaneous                               0.5
Telecommunication Service                             0.5
Other Assets & Liabilities, Net                     (17.7)
                                                    -----
Total                                               100.0%
                                                    =====
LEGEND
------

(a) Cash equivalents include any security which has a maturity of less than one year.

    Percentages are stated as a percent of net assets.




                       See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Period from November 30, 1995 (inception) to December 31, 1995

INTEREST INCOME                                                          $2,741

EXPENSES:
   Investment Advisory Fees                                                 266
   Custodian Fees                                                            35
   Shareholder Servicing Costs                                               31
   Professional Fees                                                         70
   Reports to Shareholders                                                   40
   Other                                                                      8
                                                                         ------
Total Expenses                                                              450
                                                                         ------
NET INVESTMENT INCOME                                                     2,291

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                          1,259
                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $3,550
                                                                         ======




STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1995


ASSETS:
  Investments in Securities, at Value (Cost of $588,938)             $   590,197
  Interest Receivable                                                      4,441
  Other Assets                                                             8,975
                                                                     -----------
  Total Assets                                                           603,613

LIABILITIES:
  Payable to Brokers for Securities Purchased                             99,938
  Dividends Payable                                                        2,291
  Accrued Operating Expenses and Other Liabilities                           125
                                                                     -----------
  Total Liabilities                                                      102,354
                                                                     -----------
NET ASSETS                                                           $   501,259
                                                                     ===========
Capital Shares
  Authorized                                                         300,000,000
  Outstanding                                                             50,000

NET ASSET VALUE PER SHARE                                            $     10.03
                                                                     ===========







                                       3

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Period from November 30, 1995 (inception) to December 31, 1995

OPERATIONS:
   Net Investment Income                                           $  2,291
   Change in Unrealized Appreciation                                  1,259
                                                                   --------
   Increase in Net Assets Resulting from Operations                   3,550

CAPITAL SHARE TRANSACTIONS                                          500,000

DISTRIBUTIONS FROM NET INVESTMENT INCOME                             (2,291)
                                                                    -------
TOTAL INCREASE IN NET ASSETS                                        501,259

NET ASSETS:
   Beginning of Period                                                   --
                                                                   --------
   End of Period                                                   $501,259
                                                                   ========


                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1995

1.  ORGANIZATION

        The Strong Advantage Fund II commenced operations on November 30, 1995, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

         The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

    (B)  Federal Income and Excise Taxes and Distributions to
         Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

         The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

    (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

    (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
December 31, 1995

    (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

    (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.


3.  NET ASSETS
    Net assets as of December 31, 1995 were as follows:
    Capital Stock                                                   $500,000
    Net Unrealized Appreciation                                        1,259
                                                                    --------
                                                                    $501,259
                                                                    ========
4.  CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the Fund for the period ended December 31, 1995 were as follows:

                                                             SHARES     DOLLARS
                                                             ------     -------
    Shares Sold                                              50,000    $500,000
    Dividends Reinvested                                         --          --
    Shares Redeemed                                              --          --
                                                             ------     -------
                                                             50,000    $500,000
                                                             ======    ========

5.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.60% of the average daily net assets of the Fund.
    Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

    The Advisor owns all of the outstanding shares of the Fund as of December
    31, 1995.  The amount payable to the Advisor at December 31, 1995 was $16.

6.  INVESTMENT TRANSACTIONS
    Aggregate purchases of long-term securities and U.S. Government and Agency Securities for the period ended December 31,
    1995 were $266,701 and $99,938, respectively.

7.  INCOME TAX INFORMATION
    At December 31, 1995, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

    Aggregate Investment Cost                                       $588,938
                                                                    ========
    Aggregate Unrealized:
      Appreciation                                                  $  1,347
      Depreciation                                                      (88)
                                                                    --------
                                                                    $  1,259
                                                                    ========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following presents information relating to a share of capital stock of the Fund, outstanding for the entire period.

                                                    1995(a)
                                                    -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.00
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                0.05
  Net Realized and Unrealized Gains (Losses)           0.03
  on Investments                                    -------
TOTAL FROM INVESTMENT OPERATIONS                       0.08

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                          (0.05)
                                                    --------
TOTAL DISTRIBUTIONS                                   (0.05)
                                                    --------
NET ASSET VALUE, END OF PERIOD                      $ 10.03
                                                    ========
Total Return                                          +0.8%
Net Assets, End of Period (In Thousands)               $501
Ratio of Expenses to Average Net Assets                1.0%*
Ratio of Net Investment Income to Average Net Assets   5.2%*
Portfolio Turnover Rate                                0.0%


 * Calculated on an annualized basis.
(a)Inception date is November 30, 1995. Total return and portfolio turnover rate are not annualized.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Advantage Fund II

We have audited the accompanying statement of assets and liabilities of Strong Advantage Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1995, and the related statements of operations and changes in net assets, and the financial highlights for the period from November 30, 1995 (inception) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Advantage Fund II as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 8, 1995